EXHIBIT 99.1

AMCORE Bank Reaches An Agreement With First National Bank and Trust for Sale of Two Branches

ROCKFORD, Ill., Aug. 12, 2009 (GLOBE NEWSWIRE) -- AMCORE Bank, N.A., a wholly-owned subsidiary of AMCORE Financial, Inc. (Nasdaq:AMFI), today announced that it has reached a definitive agreement with First National Bank and Trust Company of Beloit, WI, to sell two branches located in the Wisconsin communities of Monroe and Argyle. The transaction includes approximately $70 million in loans, $140 million in deposits and sweep accounts, and up to $50 million in related trust accounts. The brokerage and 401(k) plan business are not part of the sale and will remain with AMCORE. The transaction, which is subject to regulatory and other customary closing conditions, is expected to close in the fourth quarter 2009. The financial terms of the transaction were not disclosed.

In making the announcement, AMCORE Chairman and Chief Executive Officer William McManaman said: "The decision to sell these branches is another step in AMCORE's strategic efforts to improve profitability and efficiencies as we work to establish the solid foundation to rebuild our company into a successful and sustainable regional community bank. The sale reinforces that we are intently focused on actions that we believe will contribute to that success. First National Bank and Trust Company has a strong community banking philosophy and we believe it will continue to serve customers with the high quality service that AMCORE proudly provided."

Steven M. Eldred, President and Chief Executive Officer of First National Bank and Trust, expressed his optimism for the potential new opportunities made possible by the acquisition. "We believe this acquisition is good for the communities, since branch resources will be kept working right here in the Argyle and Monroe areas to serve the many needs of our neighbors. Customers can expect a broad array of products and services, including checking and savings programs, residential mortgages, commercial lending, wealth management and a variety of electronic conveniences such as mobile banking and online account opening."

"We realize the importance of offering more than just competitively-priced financial products," said Eldred. "We're confident that by offering sound advice and exceptional service we will earn the trust of each customer."

ABOUT First National

First National Bank and Trust Company, headquartered in Beloit, WI, operates 11 banking locations in Southern Wisconsin and Northern Illinois. The bank has total assets of $631 million and offers full service banking to its customers, including consumer mortgage services, trust, brokerage and retirement services. Additional information about First National Bank and Trust Company is available on the company's website at www.bankatfirstnational.com.

ABOUT AMCORE

AMCORE Financial, Inc. is headquartered in Northern Illinois and has banking assets of $4.9 billion with 73 locations in Illinois and Wisconsin, (including Argyle and Monroe). AMCORE provides a full range of consumer and commercial banking services, a variety of mortgage lending products and wealth management services including trust, brokerage, private banking, financial planning, investment management, insurance and comprehensive retirement plan services.

AMCORE common stock is listed on The NASDAQ Stock Market under the symbol "AMFI." Further information about AMCORE Financial, Inc. can be found at the Company's website at www.AMCORE.com.

FORWARD LOOKING STATEMENTS

This news release contains, and our periodic filings with the Securities and Exchange Commission and written or oral statements made by the Company's officers and directors to the press, potential investors, securities analysts and others will contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934, and the Company intends that such forward-looking statements be subject to the safe harbors created thereby with respect to, among other things, the financial condition, results of operations, plans, objectives, future performance and business of AMCORE. Statements that are not historical facts, including statements about beliefs and expectations, are forward-looking statements. These statements are based upon beliefs and assumptions of AMCORE's management and on information currently available to such management. The use of the words "believe", "expect", "anticipate", "plan", "estimate", "should", "may", "will" or similar expressions identify forward-looking statements. Forward-looking statements speak only as of the date they are made, and AMCORE undertakes no obligation to update publicly any forward-looking statements in light of new information or future events.

Contemplated, projected, forecasted or estimated results in such forward-looking statements involve certain inherent risks and uncertainties. A number of factors -- many of which are beyond the ability of the Company to control or predict -- could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following possibilities: (I) heightened competition, including specifically the intensification of price competition, the entry of new competitors and the formation of new products by new or existing competitors; (II) adverse state, local and federal legislation and regulation or adverse findings or rulings made by local, state or federal regulators or agencies regarding AMCORE and its operations; (III) failure to obtain new customers and retain existing customers and related deposit relationships; (IV) inability to carry out marketing and/or expansion plans; (V) ability to attract and retain key executives or personnel; (VI) changes in interest rates including the effect of prepayments; (VII) general economic and business conditions which are less favorable than expected; (VIII) equity and fixed income market fluctuations; (IX) unanticipated changes in industry trends; (X) unanticipated changes in credit quality and risk factors; (XI) success in gaining regulatory approvals when required; (XII) changes in Federal Reserve Board monetary policies; (XIII) unexpected outcomes on existing or new litigation in which AMCORE, its subsidiaries, officers, directors or employees are named defendants; (XIV) technological changes; (XV) changes in accounting principles generally accepted in the United States of America; (XVI) changes in assumptions or conditions affecting the application of "critical accounting estimates"; (XVII) inability of third-party vendors to perform critical services for the Company or its customers; (XVIII) disruption of operations caused by the conversion and installation of data processing systems; (XIX) adverse economic or business conditions affecting specific loan portfolio types in which the Company has a concentration, such as construction and land development loans; (XX) zoning restrictions or other limitations at the local level, which could prevent limited branch offices from transitioning to full-service facilities; (XXI) possible changes in the creditworthiness of customers and value of collateral and the possible impairment of collectibility of loans; (XXII) changes in lending terms to the Company and the Bank by the Federal Reserve, Federal Home Loan Bank, or any other regulatory agency or third party; (XXIII) the recently enacted Emergency Economic Stabilization Act of 2008, and the various programs the U.S. Treasury and the banking regulators are implementing to address capital and liquidity issues in the banking system, all of which may have significant effects on the Company and the financial services industry, the exact nature and extent of which cannot be determined at this time; and (XXIV) failure by the company to comply with the provisions of any regulatory order or agreement to which the Company is subject could result in additional and material enforcement actions by the applicable regulatory agencies.

CONTACT:  AMCORE
          Media:
          Katherine Taylor
          815-961-7164

          First National Bank and Trust
          Media:
          Laura Pomerene
          608-363-8048